                              MORTEN BEYER & AGNEW
                              --------------------
                            AVIATION CONSULTING FIRM




                            APPRAISAL OF 32 AIRCRAFT
                                  (2000-2 EETC)



                                  PREPARED FOR:

                           Continental Airlines, Inc.

                                OCTOBER 31, 2000


    Washington, D. C.                 London                  Pacific Rim
    2107 Wilson Blvd.           Lahiuch 62, Lashmere       3-16-16 Higashiool
       Suite 750                    Copthorne                 Shinagawa- ku
Arlington, Virginia 22201          West Sussex               Tokyo 140-0011
      United States               United Kingdom                  Japan
   Phone +703 276 3200         Phone +44 1342 716248       Phone +81 3 3763 6845
    Fax +703 276 3201           Fax +44 1342 718967





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I.  INTRODUCTION AND EXECUTIVE SUMMARY

MORTEN BEYER AND AGNEW (MBA) has been retained by Continental Airlines, Inc. to determine the Current Base Value (CBV) of 32 Boeing aircraft to be delivered new over the next fourteen months. The aircraft are further identified in Section II of this report.

MBA uses the definition of certain terms, such as CMV and Base Value (BV), as promulgated by the International Society of Transport Aircraft Trading (ISTAT), a non-profit association of management personnel from banks, leasing companies, airlines, manufacturers, appraisers, brokers, and others who have a vested interest in the commercial aviation industry.

ISTAT defines Market Value (MV) as the appraiser's opinion of the most likely trading price that may be generated for an aircraft under market conditions that are perceived to exist at the time in question. MV assumes that the aircraft is valued for its highest, best use; that the parties to the hypothetical sale transaction are willing, able, prudent and knowledgeable and under no unusual pressure for a prompt sale; and that the transaction would be negotiated in an open and unrestricted market on an arm's-length basis, for cash or equivalent consideration, and given an adequate amount of time for effective exposure to prospective buyers.

The ISTAT definition of Base Value (BV) has, essentially, the same elements of MV except that the market circumstances are assumed to be in a reasonable state of equilibrium. Thus, BV pertains to an idealized aircraft and market combination, but will not necessarily reflect the actual MV of the aircraft in question. BV is founded in the historical trend of values and is generally used to analyze historical values or to project future values. The Current Base Value is the BV at the time of this opinion, effective upon the defined delivery dates of the subject aircraft assets.





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II.  CURRENT MARKET CONDITIONS


[GRAPHIC OF AIRPLANE]  BOEING 737-800/900 SERIES


                                      737-800           737-900
----------------------------------------------------------------
NUMBER OF OPERATORS:                     41                5
AIRCRAFT ORDERED:                        744               46
AIRCRAFT DELIVERED                       316               0

Boeing began replacing the trio of B-737-300/-400/-500s with upgraded new generation versions beginning with the B-737-700 in 1997. Southwest Airlines' order for 63 of the series officially launched the program in late 1993, and with their most recent order of 94 with options for another 196 have secured the future of the program.

The fuselage of the new aircraft mirror that of the old (which were out-growths of the original -100s and -200s). Upgraded avionics, a new wing design, and other improvements combine to increase range, efficiency, and performance in general. The CFM56-7 is the exclusive engine for the 3rd generation.

Prospects for the 3rd generation 737 jets were thought to be considerably enhanced by the discontinuation of the MD-80/-90 series. The MD-95 has been adopted by Boeing as its 100 seat competitor under the aegis of B-717, competing with its own Boeing 737-600. On the other hand, Airbus is becoming more aggressive with its A319/320/321 high tech series and winning an increasing share of orders.

The new generation aircraft are actually starting to compete with their older and larger sibling the Boeing 757. Airlines such as Aloha and Southwest are finding the flexibility and the range offered by the 737-700 to fit very well with their respective trans-pacific and trans-continental routes. Delta has replaced their 757's with 737-800 aircraft on their routes to Central America. While these aircraft are providing improved economics, their success will only be told by passenger preferences and tolerances for smaller cabins over longer journeys.

As the industry passed the peak of the current cycle, in 1998, the prospects for a downturn increase, together with deferrals and cancellations of orders for both manufacturers. Although


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Boeing has recently stated that the future market will consist of more narrow-bodied aircraft like the 737 and 757 series.


[GRAPHIC OF AIRPLANE]   BOEING 767-200ER


NUMBER OF OPERATORS:         27
AIRCRAFT ORDERED:           107
AIRCRAFT DELIVERED           97

The twin-aisle semi-widebody B-767 was launched in 1978 and entered service in 1982. The aircraft has undergone significant development in terms of gross weight and capacity, affecting payload and range. The initial model, the B-767-200, offered a MTOGW of 280,000 pounds, while the current 767-300ER is certified at 412,000 pounds. Early development extended the range of the -200 as the ER model, enabling it to fly the Atlantic nonstop. Initial routings were circuitous, since the aircraft had to stay within 90 minutes of a landing place. But as experience was gained, the FAA and international authorities approved ETOPS (extended range twin-engine over water operations), and more direct routes became possible. The first production models of the larger 767-300 were delivered in 1986 in domestic configuration, soon to be followed by successively higher gross weight Extended Range (ER) models.

Orders for the -200 slowed to a trickle following the introduction of the -300, and it is probable that production of this model will be discontinued in the near future, despite Continental's recent order. Much of the success of the B-767 series of aircraft is attributable to ETOPS operations, where these aircraft (and the A310) have replaced B-747s, DC-10s and L-1011s on many long flights. So far there have been no untoward incidents under the ETOPS programs. The 767 family has an exemplary overall safety record, with only three flight accidents-one attributed to inadvertent thrust reverser deployment on a Lauda Air 767-300 over Bangkok, one Ethiopian -200 lost in a hijacking incident in the Comoro Islands in 1996, and the third was the recent Egypt Air accident off the coast of Nantucket.

As of recent the 767-200ER is slated for a small interior facelift. Revamped for orders by Continental, the new 767-200ER has a brand new cockpit, upgraded avionics and an interior that reflects the newer design of the 400ER. The 200ER also has upgraded engines and an increased MGTOW to 395,000 pounds. Continental argues that the 200ER fits the growth to secondary European markets, which might be too thin for a 767-400ER or 777.


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
ECONOMICS

The MBA Model indicates that it is hard to make money with the B-767-200. Satisfactory margins are achieved only by classifying the B-767-200 as a narrowbody in terms of seating capacity. By definition, MBA has assumed that only 67.5 percent of maximum certified seating is installed in a widebody, compared to 85 percent in a narrowbody. This is in accord with industry experience.

In the long term, the relatively high seat mile costs of the B-767-200 will make them less desirable in the used market, and the demand for and price of these aircraft will decline further than that of more desirable types. Their residual values will also be impaired and they will move into the cargo market.


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
[GRAPHIC OF AIRPLANE]   BOEING 767-400ER

Number of Operators:         2
Aircraft Ordered:           59
Aircraft Delivered           2
Backlog                     47

Boeing tried to interest Delta in buying more B-777s, but the aircraft was just too much for the Atlanta airline who was already suffering indigestion on its MD-11s. Delta is a big B-767 series operator with 94 in service and 24 on order. Boeing obligingly agreed to stretch the B-767-300ER to the -400ER configuration, increasing gross weight from 412,000 pounds to 450,000 and seating up to 375, only 65 below the B-777 and about the same as its 40-odd remaining L-1011s which it is retiring. Delta and Continental are the only airlines with B-767-400ER so far, totaling 47. Kenya Airways also has a current order for three aircraft.


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
III. VALUATION (2000-2 EETC)

--------------------------------------------------------------------------------
SCHEDULED            AIRCRAFT SERIAL        CONTINENTAL       ADJ. BASE VALUE
MANUFACTURER'S       NUMBER                 TAIL NUMBER          ($000,000)
DELIVERY DATE
--------------------------------------------------------------------------------
                    B737-800, CFM56-7B26, 174,200(lb) MTOW
--------------------------------------------------------------------------------
MAY-01                  30803                 N73259                43.91
--------------------------------------------------------------------------------
JUN-01                  30855                 N35260                44.00
--------------------------------------------------------------------------------
JUL-01                  31582                 N77261                44.09
                        --------------------------------------------------------
                        32402                 N33262                44.09
--------------------------------------------------------------------------------
AUG-01                  31583                 N37263                44.17
                        --------------------------------------------------------
                        31584                 N33264                44.17
                        --------------------------------------------------------
                        31585                 N76265                44.17
                        --------------------------------------------------------
                        32403                 N33266                44.17
--------------------------------------------------------------------------------
SEP-01                  31586                 N37267                44.26
                        --------------------------------------------------------
                        31587                 N38268                44.26
--------------------------------------------------------------------------------
OCT-01                  31588                 N76269                44.35
                        --------------------------------------------------------
                        31632                 N73270                44.35
--------------------------------------------------------------------------------
NOV-01                  31589                 N36272                44.44
                        --------------------------------------------------------
                        31590                 N37273                44.44
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCHEDULED            AIRCRAFT SERIAL        CONTINENTAL       ADJ. BASE VALUE
MANUFACTURER'S       NUMBER                 TAIL NUMBER          ($000,000)
DELIVERY DATE
--------------------------------------------------------------------------------
                     B737-900, CFM56-7B26, 174,200(lb) MTOW
--------------------------------------------------------------------------------
MAY-01                  30118                 N30401                46.21
--------------------------------------------------------------------------------
JUN-01                  30119                 N79402                46.31
--------------------------------------------------------------------------------
JUL-01                  30120                 N38403                46.40
                        --------------------------------------------------------
                        30121                 N32404                46.40
--------------------------------------------------------------------------------
AUG-01                  30122                 N72405                46.50
--------------------------------------------------------------------------------
SEP-01                   TBD                  N73406                46.59
                        --------------------------------------------------------
                         TBD                  N35407                46.59
--------------------------------------------------------------------------------
OCT-01                   TBD                  N37408                46.69
--------------------------------------------------------------------------------
NOV-01                   TBD                  N37409                46.78
--------------------------------------------------------------------------------
DEC-01                   TBD                  N75410                46.88
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SCHEDULED            AIRCRAFT SERIAL        CONTINENTAL       ADJ. BASE VALUE
MANUFACTURER'S       NUMBER                 TAIL NUMBER          ($000,000)
DELIVERY DATE
--------------------------------------------------------------------------------
              B767-200ER, CF6-8OC2B4F Engines, 395,000(lb) MTOW
--------------------------------------------------------------------------------
FEB-01                  30434                 N68155                77.02
--------------------------------------------------------------------------------
MAR-01                  30435                 N76156                77.18
--------------------------------------------------------------------------------
APR-01                  30436                 N67157                77.34
--------------------------------------------------------------------------------
MAY-01                  30437                 N67158                77.50
--------------------------------------------------------------------------------
JUL-01                  30438                 N68159                77.81
--------------------------------------------------------------------------------
OCT-01                  30439                 N68160                78.29
--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
SCHEDULED            AIRCRAFT SERIAL        CONTINENTAL       ADJ. BASE VALUE
MANUFACTURER'S       NUMBER                 TAIL NUMBER          ($000,000)
DELIVERY DATE
--------------------------------------------------------------------------------
             B767-400ER, CF6-8OC2B8F Engines, 450,000(lb) MTOW
--------------------------------------------------------------------------------
MAR-01                  29450                 N76055                98.81
--------------------------------------------------------------------------------
JUN -01                 29451                 N66056                99.43
--------------------------------------------------------------------------------


In developing the CBV of these aircraft, MBA used certain assumptions that are generally accepted industry practice to calculate the value of an aircraft when more detailed information is not available and when aircraft are anticipated for future delivery. The principal assumptions are as follows (for each aircraft):

      1.    The aircraft is to be delivered new.

      2. The overhaul status of the airframe, engines, landing gear and other major components are the equivalent of new delivery otherwise specified.

      3. The specifications of the aircraft are those most common for an aircraft of this type new delivery.

      4.    The aircraft is in a standard airline configuration.

      5.    No accounting is made for lease obligations or terms of ownership.


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
IV. COVENANTS

This report has been prepared for the exclusive use of Continental Airlines/ Credit Suisse First Boston and shall not be provided to other parties by MBA without the express consent of Continental Airlines/Credit Suisse First Boston.

MBA certifies that this report has been independently prepared and that it fully and accurately reflects MBA's opinion as to the Current Base Value. MBA further certifies that it does not have, and does not expect to have, any financial or other interest in the subject or similar aircraft.

This report represents the opinion of MBA as to the Current Base Value of the subject aircraft and is intended to be advisory only, in nature. Therefore, MBA assumes no responsibility or legal liability for any actions taken, or not taken, by Continental Airlines/Credit Suisse First Boston or any other party with regard to the subject aircraft. By accepting this report, all parties agree that MBA shall bear no such responsibility or legal liability.



                                      PREPARED BY:


                                      /s/ Bryson P. Monteleone


                                      BRYSON P. MONTELEONE
                                      DIRECTOR OF OPERATIONS



                                      REVIEWED BY:


October 31, 2000
Ref #00280                            /s/ Morten S. Beyer


                                      MORTEN S. BEYER, APPRAISER FELLOW
                                      CHAIRMAN & CEO
                                      ISTAT CERTIFIED SENIOR APPRAISER


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